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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

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                              EmCare Holdings Inc.
                (Name of Registrant as Specified in Its Charter)

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VIA FACSIMILE
(617) 292-1168



May 14, 1996



Ms. Victoria Card
Putnam Investments


Dear Ms. Card:

     Pursuant to your request, this letter will confirm our telephone conversation of today. As I stated to you, since going public EmCare has not repriced stock options. Senior management has no present intention to reprice stock options in the future. We appreciate your willingness to work with us on this issue.

Sincerely,


/s/ Robert F. Anderson, II
Robert F. Anderson, II
Chief Financial Officer
EmCare Holdings Inc.

RFA:lc

cc:      Leonard Riggs
         Bill Miller
         Steve Johnson